Federated Investors
World-Class Investment Manager

Federated Equity Income Fund, Inc.

Annual Report

March 31, 2002

Established 1986

Richard B. Fisher

President

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and I am pleased to present its 16th Annual Report. This fund is suitable for investors who want to own high-quality stocks that have consistently paid dividends. As of March 31, 2002, more than 30% of the fund's net assets of over $2.2 billion were invested in high-quality stocks that have increased their dividends every year for at least the last ten years. The fund's shareholders own an interest in 78 stocks and convertible issues.

The fund's managers use both "growth" and "value" styles in their selection of stocks--a blended approach. The fund's managers also maintain a disciplined, "sector-neutral" portfolio. There are ten industry sectors in the Standard & Poor's 500 Index (S&P 500),1 and "sector-neutral" means the managers keep each sector's weighting in the fund's portfolio proportional to its weighting in the index.

This report covers the 12-month reporting period from April 1, 2001 through March 31, 2002. It begins with an interview with the fund's portfolio manager, Linda A. Duessel, Senior Vice President, Federated Investment Management Company. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's common and preferred stocks and convertible securities, and third is the publication of the fund's financial statements.

The fund strives to own the stocks of strong companies with large market shares--firms that appear to be positioned to respond in a recovering economic environment. Successful corporations in its holdings included: Procter & Gamble Co., Deere & Co., International Paper Co., PepsiCo, Inc., Target Corp., Raytheon Co., and Wal-Mart Stores, Inc.

1 The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

The fund's fiscal year saw an extremely volatile stock market in which the Dow Jones Industrial Average ("DJIA")2 and the S&P 500 Index rose 7.23% and 0.24%, respectively. The fund's Class A Shares' total return was virtually unchanged, declining 0.07% during the reporting period. Individual share class total performance for the 12-month reporting period, including income distributions, follows.3

	Total Return	Income Distributions	Net Asset Value Change
Class A Shares	(0.07)%	$0.286	$16.96 to $16.66 = (1.77)%
Class B Shares	(0.88)%	$0.160	$16.96 to $16.65 = (1.83)%
Class C Shares	(0.83)%	$0.159	$16.96 to $16.66 = (1.77)%
Class F Shares	(0.32)%	$0.244	$16.97 to $16.67 = (1.77)%

Remember, reinvesting your monthly fund dividend is a convenient way to build the value of your account and see the number of shares increase each month--especially when the share price is low. Reinvesting brings into play the benefit of compounding of shares.

2 The DJIA represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies.

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F shares were (5.58)%, (6.28)%, (1.81)%, and (2.28)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Thank you for your continued support of Federated Equity Income Fund, Inc. and, as always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher

President

May 15, 2002

Linda A. Duessel

Senior Vice President Federated Investment Management Company

Investment Review

Q. What are your comments on the past year?

A.

The last three quarters of 2001 saw an aggressive Federal Reserve Board ("the Fed") continue to reduce short-term interest rates, as the U.S. economy weakened further. Equity markets responded favorably at first, then corporate news across many sectors began to indicate that business conditions were still worsening. The best performing sectors during the second quarter of 2001 were Information Technology, Industrials, and Materials. The most negative performing sector was Utilities.

The terrorist attacks of September 11 closed U.S. financial markets for four days, after which the major stock indexes fell to new lows for the bear market. Investors sought out the safety of traditionally defensive stocks, and the only sectors that provided positive returns in the third quarter were Healthcare, Consumer Staples, and Telecommunication Services.

The fourth quarter of 2001 saw excellent progress toward the healing of our economy and financial markets. The stock market advanced steadily, aided by continued short-term interest rate reductions by the Fed. With their purchasing power fueled by tax rebate checks, falling energy prices and falling interest rates, consumers proved more resilient than anticipated. Most sectors posted positive returns for the quarter, especially those most likely to benefit earliest in an economic recovery, such as Information Technology, Consumer Discretionary, and Industrials. Traditionally defensive groups--Communications Services, Utilities, and Healthcare--underperformed.

During the first quarter of 2002, economic news was positive: The Manufacturing sector had begun to rebuild low inventories, productivity continued to surprise on the upside, there was an optimistic outlook for corporate profits. In addition, consumer confidence had, of course, been affected by Enron/Andersen's appearance before Congressional committees. Some observers proclaimed the recession had ended. We tailored the fund's portfolio selections and sought stock candidates for their increased earnings potential.

Q.

Could you cite a few examples of what you have been buying and selling recently in the fund?

A.

Recent trades reflected our belief that the U.S. economy is strengthening.

In the Consumer Discretionary sector, we sold cable concern Cox Communications and purchased convertible securities of General Motors yielding 4.8%.

In the Consumer Staples sector, we sold fully valued Dean Foods, and we bought Kraft, which boasts top market share positions in nearly every category in which it competes and enjoys superior growth prospects in the foods industry. We also bought Gillette, in the belief that its new leadership can realize the prospects of this great brand.

In the Industrials sector, we sold Northrop Grumman after its hostile tender offer for TRW and purchased the 3.4% yielding convertible securities of L-3 Communications, a leading defense supplier to the U.S. government.

In the Information Technology sector, we sold Electronic Data Systems with concerns about its future growth prospects and bought the 5.2% yielding convertible securities of Advanced Micro Devices, a leading semiconductor manufacturer.

Finally, in the Utilities sector, we sold Cinergy after it reached our price objective and purchased the 7.6% yielding convertible securities of FPL Group, Florida's electric utility company.

Q.

The past year was a rough period for stocks, particularly those in the Information Technology sector. What are your comments?

A.

The past year was characterized by sector rotation, as investors moved between a defensive posture and an economically sensitive posture. Information Technology was among the top-performing sectors in two of the quarters and among the worst in the other two. We believe that the major damage to that sector is behind us, and that it will remain among the larger sectors in the S&P 500. We favor the leadership companies within Technology's numerous industries and use convertible securities in an attempt to temper the sector's volatility. We have reduced our exposure to the Telecommunication Services sector as well as the Information Technology sector.

Q.

With your "blended" investment approach of both growth and value stocks, what have you allocated to each style?

A.

As per Morningstar criteria, the fund had 47% in growth stocks, 36% in value stocks and 16% in blend holdings. This assumes that all convertible issues are counted as common stocks. Since the fund gets much of its growth by way of convertibles, I would argue that factor lifts the percentage of growth a bit more than is realized.

Q.

How did Federated Equity Income Fund, Inc. perform for the 12-month reporting period?

A.

It was a very difficult period for the fund. For the 12-month period ended March 31, 2002, the fund's Class A, B, C, and F shares produced total returns of (0.07)%, (0.88)%, (0.83)%, and (0.32)%, respectively, based on net asset value.

The best performing holdings were the defensive Consumer Staples and Healthcare names: Dean Foods (dairy products), AmerisourceBergen (pharmaceutical distribution), Applied Materials (leading semi capital equipment company), and Raytheon (defense). Worst performers were in the beleaguered Telecommunication Services and Energy merchant areas, including Vodaphone, Amdocs, and Williams Companies.

"The best-performing holdings included Healthcare names in pharmaceutical distribution."

Q.

What were the fund's top ten holdings as of March 31, 2002, and what were the fund's sector weightings?

Name	Sector	Percentage of Net Assets
Citigroup, Inc.	Financial	2.6%
Pfizer, Inc.	Healthcare	2.5%
Microsoft Corp.	Information Technology	2.4%
Exxon Mobil Corp.	Energy	2.4%
Omnicom Group, Inc.	Consumer Discretionary	2.3%
PepsiCo, Inc.	Consumer Staples	2.2%
Lehman Brothers Holdings, Inc.	Financial	2.2%
Pharmacia Corp.	Healthcare	2.1%
Morgan Stanley, Dean Witter, Discover & Co.	Financial	2.1%
Wyeth	Healthcare	2.1%
TOTAL		22.9%

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Financials	18.2%	18.4%
Healthcare	17.2%	14.3%
Information Technology	14.2%	16.3%
Consumer Discretionary	12.0%	13.4%
Industrials	11.5%	11.1%
Consumer Staples	7.4%	9.0%
Energy	6.9%	6.9%
Telecommunication Services	4.4%	4.6%
Utilities	3.5%	3.2%
Materials	3.2%	2.8%
Other	1.2%	--

The fund's sector allocation clearly shows our bias even in a "sector-neutral" strategy. This table indicates that we are modestly optimistic, but not making any significantly overweight sector bets, except in Healthcare.

Q.

There has been an extraordinary level of day-to-day volatility in the stock markets. What is your outlook for the fund through the balance of 2002?

A.

We believe the economy and the stock market are in a bottoming process. It is common to experience volatility as investors search for clues that a true economic recovery is underway and that the bear market lows are truly behind us. We believe that the Fed will remain constructive and, therefore, slow to raise interest rates, as unemployment falls and the U.S. economy gradually builds a sustainable advance.

Energy represents 6.9% of the fund's net assets and the same percentage of the S&P 500 Index.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $15,000 in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $66,930 on 3/31/02. You would have earned a 10.30%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/02, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were (5.58)%, 4.67% and 10.20%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (9/27/94) total returns were (6.28)%, 4.74% and 9.93%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (5/3/93) total returns were (1.81)%, 5.08% and 9.37%, respectively. Class F Shares' average annual 1-year, 5-year and since inception (11/12/93) total returns were (2.28)%, 5.40% and 9.07%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 15 years (reinvesting all dividends and capital gains) grew to $36,580.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $16,000, but your account would have reached a total value of $36,5801 by 3/31/02. You would have earned an average annual total return of 9.93%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for a High Monthly Income

David and Joan Rice are fictional investors who want income opportunities for their retirement. Their goal was to retire early, travel, and visit frequently with their children and grandchildren. To help achieve their goal, on December 30, 1986 they invested $10,000 in the Class A Shares of Federated Equity Income Fund, Inc. For the next ten years, they systematically invested $1,000 per month, equaling $12,000 per year, investing a total of $130,000.

David and Joan decided to retire at the end of 1996. This chart shows how their investments grew to $285,637 on December 31, 1996. On January 31, 1997, the Rices needed to take $1,500 monthly from this account as supplemental income. Through March 31, 2002, just over five years, their monthly income withdrawal totaled $94,500.

In addition to this withdrawal amount, the value of the investment on March 31, 2002 was $296,165. The Rices received generous monthly income, and their account maintained a market value of nearly $300,000. By investing in Federated Equity Income Fund, the Rices have received generous monthly income, plus maintained their wealth.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Equity Income Fund, Inc. --
Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1992 to March 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended 3/31/2002
1 Year	(5.58)%
5 Years	4.67%
10 Years	10.20%
Start of Performance (12/30/1986)	10.30%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated Equity Income Fund, Inc. --
Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") from September 27, 1994 (start of performance) to March 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended 3/31/2002
1 Year	(6.28)%
5 Years	4.74%
Start of Performance (9/27/1994)	9.93%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Equity Income Fund, Inc. --
Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") from May 3, 1993 (start of performance) to March 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended 3/31/2002
1 Year	(1.81)%
5 Years	5.08%
Start of Performance (5/3/1993)	9.37%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Equity Income Fund, Inc. --
Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") from November 12, 1993 (start of performance) to March 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended 3/31/2002
1 Year	(2.28)%
5 Year	5.40%
Start of Performance (11/12/1993)	9.07%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2002

Shares			Value
		COMMON STOCKS--69.2%
		Consumer Discretionary--8.4%
868,872		Home Depot, Inc.	$42,235,868
525,275	[3]	Omnicom Group, Inc.	49,585,960
558,100		Target Corp.	24,065,272
400,600		Wal-Mart Stores, Inc.	24,552,774
1,891,900		Walt Disney Co.	43,665,052

		TOTAL	184,104,926

		Consumer Staples--6.7%
785,500		Anheuser-Busch Cos., Inc.	41,003,100
757,000		Gillette Co.	25,745,570
305,000		Kraft Foods, Inc., Class A	11,788,250
941,940		PepsiCo, Inc.	48,509,910
218,900		Procter & Gamble Co.	19,720,701

		TOTAL	146,767,531

		Energy--5.8%
200,000	[3]	Apache Corp.	11,376,000
294,500		ChevronTexaco Corp.	26,584,515
1,191,600		Exxon Mobil Corp.	52,227,828
447,000	[1,3]	Nabors Industries, Inc.	18,885,750
445,000	[1]	Noble Drilling Corp.	18,418,550

		TOTAL	127,492,643

		Financials--14.9%
568,700		American International Group, Inc.	41,026,018
473,000		Bank of America Corp.	32,173,460
1,157,800		Citigroup, Inc.	57,334,256
384,800		Goldman Sachs Group, Inc.	34,728,200
747,000	[3]	Lehman Brothers Holdings, Inc.	48,286,080
349,800		Marsh & McLennan Cos., Inc.	39,436,452
814,900		Morgan Stanley, Dean Witter & Co.	46,701,919
535,200		Wells Fargo & Co.	26,438,880

		TOTAL	326,125,265

Shares			Value
		COMMON STOCKS--continued
		Healthcare--13.5%
523,000		Abbott Laboratories	$27,509,800
391,700		Baxter International, Inc.	23,313,984
711,000		Bristol-Myers Squibb Co.	28,788,390
505,000	[1]	Guidant Corp.	21,876,600
363,000		Johnson & Johnson	23,576,850
300,000		Lilly (Eli) & Co.	22,860,000
1,351,317		Pfizer, Inc.	53,701,337
1,037,643		Pharmacia Corp.	46,776,946
690,600		Wyeth	45,337,890

		TOTAL	293,741,797

		Industrials--5.5%
352,000		Deere & Co.	16,033,600
998,000		General Electric Co.	37,375,100
275,000		Grainger (W.W.), Inc.	15,463,250
200,000		Illinois Tool Works, Inc.	14,470,000
730,883		Ingersoll-Rand Co.	36,558,768

		TOTAL	119,900,718

		Information Technology--9.6%
320,800	[1]	Applied Materials, Inc.	17,409,816
836,200	[1]	Dell Computer Corp.	21,833,182
1,067,400		Intel Corp.	32,459,634
399,600		International Business Machines Corp.	41,558,400
871,200	[1]	Microsoft Corp.	52,542,072
672,900		Nokia Oyj, Class A, ADR	13,955,946
902,000		Texas Instruments, Inc.	29,856,200

		TOTAL	209,615,250

		Materials--1.3%
762,300		Alcoa, Inc.	28,769,202

		Telecommunication Services--3.0%
850,300		SBC Communications, Inc.	31,835,232
720,500		Verizon Communications, Inc.	32,890,825

		TOTAL	64,726,057

Shares			Value
		COMMON STOCKS--continued
		Utilities--0.5%
369,500		Dynegy, Inc.	$10,715,500

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,253,523,676)	1,511,958,889

		CONVERTIBLE PREFERRED STOCKS--18.5%
		Consumer Discretionary--3.6%
314,000		Ford Motor Co., Conv. Pfd., $3.25	17,659,360
928,700		General Motors Corp., Conv. Pfd., (Series B), $1.00	25,381,371
917,300	[3]	Reliant Energy, Inc., ZENS, $1.17, (Series AOL Time Warner)	35,929,724

		TOTAL	78,970,455

		Consumer Staples--0.7%
220,000		Estee Lauder Cos., Inc., Conv. Pfd., $5.40	14,993,000

		Financials--3.3%
290,000		Ace, Ltd., PRIDES, $4.13	22,950,600
196,400		Metropolitan Life Insurance Co., Conv. Pfd., $4.00	19,099,900
248,600		Prudential Financial, Inc., Conv. Pfd., $3.38	13,730,178
615,800	[3]	Travelers Property Casualty Corp., Conv. Pfd., $1.13	16,318,700

		TOTAL	72,099,378

		Healthcare--1.2%
356,000		Anthem, Inc., Conv. Pfd., $3.00	25,721,000

		Industrials--3.4%
555,200		Raytheon Co., DECS, $4.13	37,892,400
721,000		Union Pacific Corp., Conv. Pfd., $3.13	36,584,261

		TOTAL	74,476,661

		Materials--1.9%
362,000		Boise Cascade Corp., Conv. Pfd., $3.75	20,217,700
478,600		International Paper Co., Cumulative Conv. Pfd., $2.63	22,583,220

		TOTAL	42,800,920

		Telecommunication Services--1.4%
320,000		Equity Securities Trust I, Conv. Pfd., $2.35	11,040,000
942,300		MediaOne Group, Inc., DECS, $3.04 (Series Vodafone Airtouch)	19,317,150

		TOTAL	30,357,150

Shares or Principal Amount			Value
		CONVERTIBLE PREFERRED STOCKS--continued
		Utilities--3.0%
584,000		FPL Group, Inc., DECS, $4.25	32,762,400
286,300		Mirant Corp., Conv. Pfd., (Series A), $3.13	11,222,960
392,300		Sierra Pacific Resources, Conv. Pfd., $4.50	20,935,089

		TOTAL	64,920,449

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $391,662,646)	404,339,013

		CONVERTIBLE CORPORATE BONDS--10.8%
		Energy--1.1%
$20,200,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	24,057,796

		Healthcare--2.5%
15,170,000	[2]	AmerisourceBergen Health Corp., Conv. Bond, 5.00%, 12/1/2007	22,454,027
6,200,000		Gilead Sciences, Inc., Sub. Note, 5.00%, 12/15/2007	10,090,190
39,000,000		Universal Health Services, Inc., Conv. Bond, 0.426%, 6/23/2020	22,142,250

		TOTAL	54,686,467

		Industrials--2.6%
30,100,000	[3]	L-3 Communications Holdings, Inc., Conv. Bond, 4.00%, 9/15/2011	35,781,375
20,000,000	[2]	Navistar Financial Corp. Owner Trust 1995-A, Conv. Bond, 4.75%, 4/1/2009	20,880,000

		TOTAL	56,661,375

		Information Technology--4.6%
10,900,000	[2]	Adaptec, Inc., Conv. Bond, 3.00%, 3/5/2007	12,112,298
20,000,000	[2]	Advanced Micro Devices, Inc., Bond, 4.75%, 2/1/2022	18,375,000
34,200,000	[2]	LSI Logic Corp., Sub. Note, 4.00%, 11/1/2006	33,174,000
7,300,000	[2]	Photronics, Inc., Conv. Bond, 4.75%, 12/15/2006	8,603,780
5,340,000		Siebel Systems, Inc., Conv. Bond, 5.50%, 9/15/2006	8,125,077
12,100,000		Teradyne, Inc., Conv. Bond, 3.75%, 10/15/2006	20,469,207

		TOTAL	100,859,362

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $230,792,761)	236,265,000

Shares			Value
		MUTUAL FUND--1.2%
26,225,291		Prime Value Obligations Fund, IS Shares (at net asset value)	$26,225,291

		TOTAL INVESTMENTS (IDENTIFIED COST $1,902,204,374)[4]	$2,178,788,193

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At March 31, 2002, these securities amounted to $115,599,105 which represents 5.3% of net assets.

3 Certain shares are temporarily on loan to unaffiliated broker/dealers.

4 The cost of investments for federal tax purposes amounts to $1,902,204,374. The net unrealized appreciation of investments on a federal tax basis amounts to $276,583,819 which is comprised of $349,497,024 appreciation and $72,913,205 depreciation at March 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($2,186,384,135) at March 31, 2002.

The following acronyms are used throughout this portfolio:

DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
ZENS	--Zero Premium Exchangeable Subordinated Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2002

Assets:
Total investments in securities, at value (identified cost $1,902,204,374)		$2,178,788,193
Cash		136,581
Income receivable		3,089,791
Receivable for investments sold		30,279,089
Receivable for shares sold		1,832,900
Cash held as collateral for securities lending		39,693,462

TOTAL ASSETS		2,253,820,016

Liabilities:
Payable for investments purchased	$19,381,776
Payable for shares redeemed	6,005,629
Income distribution payable	297,568
Options written, at value (premium received $472,808)	370,350
Accrued expenses	1,687,096
Payable on collateral due to brokers	39,693,462

TOTAL LIABILITIES		67,435,881

Net assets for 131,263,559 shares outstanding		$2,186,384,135

Net Assets Consist of:
Paid in capital		$2,229,194,907
Net unrealized appreciation of investments, futures contracts and options		277,865,186
Accumulated net realized loss on investments, futures contracts and options		(320,019,664)
Distributions in excess of net investment income		(656,294)

TOTAL NET ASSETS		$2,186,384,135

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($923,647,057 ÷ 55,440,770 shares outstanding)		$16.66

Offering price per share (100/94.50 of $16.66)[1]		$17.63

Redemption proceeds per share		$16.66

Class B Shares:
Net asset value per share ($1,021,453,221 ÷ 61,343,471 shares outstanding)		$16.65

Offering price per share		$16.65

Redemption proceeds per share (94.50/100 of $16.65)[1]		$15.73

Class C Shares:
Net asset value per share ($160,217,000 ÷ 9,617,369 shares outstanding)		$16.66

Offering price per share		$16.66

Redemption proceeds per share (99.00/100 of $16.66)[1]		$16.49

Class F Shares:
Net asset value per share ($81,066,857 ÷ 4,861,949 shares outstanding)		$16.67

Offering price per share (100/99.00 of $16.67)[1]		$16.84

Redemption proceeds per share (99.00/100 of $16.67)[1]		$16.50

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $102,097)			$51,112,440
Interest			11,365,989

TOTAL INCOME			62,478,429

Expenses:
Investment adviser fee		$14,454,347
Administrative personnel and services fee		1,813,099
Custodian fees		118,130
Transfer and dividend disbursing agent fees and expenses		3,185,652
Directors'/Trustees' fees		37,496
Auditing fees		13,646
Legal fees		9,960
Portfolio accounting fees		257,601
Distribution services fee--Class B Shares		8,457,016
Distribution services fee--Class C Shares		1,403,533
Distribution services fee--Class F Shares		232,866
Shareholder services fee--Class A Shares		2,502,929
Shareholder services fee--Class B Shares		2,819,005
Shareholder services fee--Class C Shares		467,844
Shareholder services fee--Class F Shares		232,866
Share registration costs		351,810
Printing and postage		107,565
Insurance premiums		4,506
Taxes		271,712
Miscellaneous		496

TOTAL EXPENSES		36,742,079

Waiver and Expense Reduction:
Reimbursement of investment adviser fee	$(10,695)
Fees paid indirectly from directed broker agreements	(36,139)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(46,834)

Net expenses			36,695,245

Net investment income			25,783,184

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Option Contracts:
Net realized loss on investments			(194,437,758)
Net realized gain on futures contracts			9,235,099
Net realized gain on written options			4,722,045
Net change in unrealized appreciation of investments, futures contracts and written options			134,127,689

Net realized and unrealized loss on investments, futures contracts and written options			(46,352,925)

Change in net assets resulting from operations			$(20,569,741)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$25,783,184	$37,220,661
Net realized loss on investments, futures contracts and written options	(180,480,614)	(121,765,124)
Net change in unrealized appreciation of investments, futures contracts and written options	134,127,689	(811,753,410)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(20,569,741)	(896,297,873)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(17,013,289)	(19,985,198)
Class B Shares	(10,687,101)	(12,888,435)
Class C Shares	(1,754,340)	(2,229,693)
Class F Shares	(1,347,195)	(1,770,513)
Distributions from net realized gain on investments, futures contracts and options
Class A Shares	--	(26,312,335)
Class B Shares	--	(32,244,613)
Class C Shares	--	(5,474,151)
Class F Shares	--	(2,943,094)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(30,801,925)	(103,848,032)

Share Transactions:
Proceeds from sale of shares	298,666,505	1,054,609,033
Net asset value of shares issued to shareholders in payment of distributions declared	26,416,163	91,921,177
Cost of shares redeemed	(706,800,602)	(648,918,709)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(381,717,934)	497,611,501

Change in net assets	(433,089,600)	(502,534,404)

Net Assets:
Beginning of period	2,619,473,735	3,122,008,139

End of period (including undistributed net investment income of $2,299,087 at March 31, 2001)	$2,186,384,135	$2,619,473,735

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.96	$23.69	$19.49	$19.14	$15.59
Income From Investment Operations:
Net investment income	0.25	0.34	0.27	0.31	0.41
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(0.26)	(6.26)	4.20	1.54	4.41

TOTAL FROM INVESTMENT OPERATIONS	(0.01)	(5.92)	4.47	1.85	4.82

Less Distributions:
Distributions from net investment income	(0.29)	(0.34)	(0.27)	(0.30)	(0.40)
Distributions from net realized gain on investments, futures contracts and options	--	(0.47)	(0.00)[1]	(1.20)	(0.87)

TOTAL DISTRIBUTIONS	(0.29)	(0.81)	(0.27)	(1.50)	(1.27)

Net Asset Value, End of Period	$16.66	$16.96	$23.69	$19.49	$19.14

Total Return[2]	(0.07)%	(25.58)%	23.14%	10.18%	31.80%

Ratios to Average Net Assets:
Expenses	1.10%	1.07%	1.10%	1.11%	1.09%

Net investment income	1.49%	1.65%	1.28%	1.66%	2.25%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	--	--	--

Supplemental Data
Net assets, end of period (000 omitted)	$923,647	$1,077,582	$1,187,734	$932,544	$809,103

Portfolio turnover	86%	85%	58%	69%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.96	$23.68	$19.49	$19.15	$15.59
Income From Investment Operations:
Net investment income	0.12	0.18	0.12	0.17	0.27
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(0.27)	(6.25)	4.19	1.54	4.42

TOTAL FROM INVESTMENT OPERATIONS	(0.15)	(6.07)	4.31	1.71	4.69

Less Distributions:
Distributions from net investment income	(0.16)	(0.18)	(0.12)	(0.17)	(0.26)
Distributions from net realized gain on investments, futures contracts and options	--	(0.47)	(0.00)[1]	(1.20)	(0.87)

TOTAL DISTRIBUTIONS	(0.16)	(0.65)	(0.12)	(1.37)	(1.13)

Net Asset Value, End of Period	$16.65	$16.96	$23.68	$19.49	$19.15

Total Return[2]	(0.88)%	(26.11)%	22.18%	9.32%	30.90%

Ratios to Average Net Assets:

Expenses	1.85%	1.82%	1.85%	1.86%	1.84%

Net investment income	0.74%	0.89%	0.53%	0.91%	1.50%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$1,021,453	$1,225,097	$1,537,957	$1,262,258	$1,015,339

Portfolio turnover	86%	85%	58%	69%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.96	$23.69	$19.50	$19.15	$15.59
Income From Investment Operations:
Net investment income	0.12	0.18	0.12	0.17	0.27
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(0.26)	(6.26)	4.19	1.54	4.42

TOTAL FROM INVESTMENT OPERATIONS	(0.14)	(6.08)	4.31	1.71	4.69

Less Distributions:
Distributions from net investment income	(0.16)	(0.18)	(0.12)	(0.16)	(0.26)
Distributions from net realized gain on investments, futures contracts and options	--	(0.47)	(0.00)[1]	(1.20)	(0.87)

TOTAL DISTRIBUTIONS	(0.16)	(0.65)	(0.12)	(1.36)	(1.13)

Net Asset Value, End of Period	$16.66	$16.96	$23.69	$19.50	$19.15

Total Return[2]	(0.83)%	(26.14)%	22.17%	9.37%	30.90%

Ratios to Average Net Assets:
Expenses	1.85%	1.82%	1.85%	1.86%	1.84%

Net investment income	0.74%	0.90%	0.53%	0.91%	1.50%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	--	--	--

Supplemental Data:
Net assets, end of period (000 omitted)	$160,217	$213,472	$249,004	$196,583	$173,900

Portfolio turnover	86%	85%	58%	69%	69%

1 Distributions from net realized gain on investment are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.97	$23.70	$19.50	$19.15	$15.59
Income From Investment Operations:
Net investment income	0.21	0.29	0.22	0.27	0.36
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(0.27)	(6.27)	4.20	1.54	4.42

TOTAL FROM INVESTMENT OPERATIONS	(0.06)	(5.98)	4.42	1.81	4.78

Less Distributions:
Distributions from net investment income	(0.24)	(0.28)	(0.22)	(0.26)	(0.35)
Distributions from net realized gain on investments, futures contracts and options	--	(0.47)	(0.00)[1]	(1.20)	(0.87)

TOTAL DISTRIBUTIONS	(0.24)	(0.75)	(0.22)	(1.46)	(1.22)

Net Asset Value, End of Period	$16.67	$16.97	$23.70	$19.50	$19.15

Total Return[2]	(0.32)%	(25.76)%	22.82%	9.90%	31.54%

Ratios to Average Net Assets:

Expenses	1.35%	1.32%	1.35%	1.36%	1.34%

Net investment income	1.24%	1.39%	1.03%	1.41%	2.00%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$81,067	$103,323	$147,313	$127,676	$125,588

Portfolio turnover	86%	85%	58%	69%	69%

1 Distributions from net realized gain on investment are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2002

ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A, Class B, Class C and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/ amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$(2,063,360)	$2,063,360

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of March 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$30,801,925

Long-term capital gains	--

As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,308,308

Undistributed long-term gains	--

Unrealized appreciation	$277,865,186

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $318,840,755 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended March 31, 2002, the Fund had realized gains of $9,235,099 on future contracts.

At March 31, 2002, the Fund had outstanding futures contracts as set forth below.

Expiration Date	Contracts to Receive	Position	Unrealized Appreciation (Depreciation)
June 2002	340 S&P Midcap 400	Long	$1,487,500

June 2002	340 S&P Midcap 400	Short	(308,591)

NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS			$1,178,909

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended March 31, 2002, the Fund had a realized gain of $4,722,045 on written options.

Contract	Number of Contracts	Premium
Outstanding at 4/1/2001	5,955	$953,981

Options written	61,684	7,732,912

Options expired	(29,905)	(3,809,985)

Options closed	(34,284)	(4,404,100)

Outstanding at 3/31/2002	3,450	$472,808

At March 31, 2002, the Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Bank America Corp.	Call	April 2002	$ 70	1,640	$123,000	$ 94,592

Goldman Sachs	Call	April 2002	90	790	201,450	(65,572)

Omnicom Group Inc.	Call	April 2002	100	1,020	45,900	73,438

NET UNREALIZED APPRECIATION ON WRITTEN OPTIONS CONTRACTS						$102,458

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of March 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$38,346,036	$39,693,462

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2002, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	9,505,908	$160,426,619	27,194,022	$571,743,129
Shares issued to shareholders in payment of distributions declared	876,361	14,595,425	1,921,992	39,698,249
Shares redeemed	(18,481,967)	(308,067,120)	(15,713,189)	(321,547,079)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(8,099,698)	$(133,045,076)	13,402,825	$289,894,299

Year Ended March 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	4,086,412	$69,156,653	17,164,890	$362,249,658
Shares issued to shareholders in payment of distributions declared	562,332	9,365,295	1,978,785	41,112,565
Shares redeemed	(15,554,524)	(257,571,775)	(11,830,373)	(239,616,582)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(10,905,780)	$(179,049,827)	7,313,302	$163,745,641

Year Ended March 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,322,355	$23,107,177	4,464,422	$94,641,954
Shares issued to shareholders in payment of distributions declared	82,677	1,382,272	336,670	6,989,931
Shares redeemed	(4,371,610)	(73,564,394)	(2,726,187)	(55,906,969)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,966,578)	$(49,074,945)	2,074,905	$45,724,916

Year Ended March 31	2002		2001
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	2,665,751	$45,976,056	1,339,503	$25,974,292
Shares issued to shareholders in payment of distributions declared	64,291	1,073,171	197,992	4,120,432
Shares redeemed	(3,957,272)	(67,597,313)	(1,664,919)	(31,848,079)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(1,227,230)	$(20,548,086)	(127,424)	$(1,753,355)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(23,199,286)	$(381,717,934)	22,663,608	$497,611,501

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 0.60% of the Fund's average daily net assets.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares and Class B Shares, Class C Shares and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the year ended March 31, 2002, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended March 31, 2002, the Fund's expenses were reduced by $36,139 under these arrangements.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2002, were as follows:

Purchases	$1,989,691,740

Sales	$2,224,951,152

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2002, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED EQUITY INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund, Inc. (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Equity Income Fund, Inc. at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
May 10, 2002

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: June 1986	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 EXECUTIVE VICE PRESIDENT AND DIRECTOR Began serving: June 1986

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: June 1986

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Linda A. Duessel Birth Date: September 30, 1957 VICE PRESIDENT

Linda A. Duessel has been the Fund's Portfolio Manager since February 1997. She is Vice President of the Fund. Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Fund's Adviser in January 2000 and served as a Vice President of the Fund's Adviser from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8042506 (5/02)